EXHIBIT 99.3

Equity One 2003-2


        --------------------------------------------------------------
                                       Class             Required
                                        Size           Subordination
               AAA                      84.00               40.00
                AA                       6.50               27.00
                 A                       5.25               16.50
              BBB+                       2.25               12.00
               BBB                       2.00                8.00
        Initial OC                        -
         Target OC                       4.00
        --------------------------------------------------------------

Forward Libor      35% Loss Severity                                         65% Loss Severity
-------------      ------------------------------------------------------    --------------------------------------------------
                                              A                      BBB+                            A                     BBB+
                                      Class M-2                 Class M-3                    Class M-2                Class M-3
50% PPC
-------
   Break CDR                             16.036                    13.868                        7.935                    7.111
   Cum Loss              98,070,251.03 (19.56%)    90,956,447.52 (18.14%)      120,121,281.09 (23.96%)  111,339,348.90 (22.21%)
100% PPC
--------
   Break CDR                             17.617                    14.397                        8.665                    7.312
   Cum Loss              73,016,236.81 (14.56%)    63,711,015.65 (12.71%)       80,963,860.09 (16.15%)   70,599,605.82 (14.08%)
150% PPC
--------
   Break CDR                             19.757                    15.419                        9.743                    7.819
   Cum Loss              60,224,697.38 (12.01%)     49,821,441.08 (9.94%)       63,476,814.12 (12.66%)   52,472,309.06 (10.46%)
200% PPC
--------
   Break CDR                             21.925                    16.382                       10.862                    8.312
   Cum Loss              51,850,790.79 (10.34%)     40,729,707.75 (8.12%)       52,886,095.51 (10.55%)    41,523,781.77 (8.28%)


Stress Libor       35% Loss Severity                                         65% Loss Severity
------------       ------------------------------------------------------    --------------------------------------------------
                                              A                      BBB+                            A                     BBB+
                                      Class M-2                 Class M-3                    Class M-2                Class M-3
50% PPC
-------
   Break CDR                             15.669                    13.524                        7.725                    6.909
   Cum Loss              96,957,502.35 (19.34%)    89,745,463.03 (17.90%)      117,948,980.74 (23.52%)  109,094,961.97 (21.76%)
100% PPC
--------
   Break CDR                             17.459                    14.263                        8.568                    7.226
   Cum Loss              72,599,493.83 (14.48%)    63,307,883.46 (12.63%)       80,259,137.00 (16.01%)   69,931,355.28 (13.95%)
150% PPC
--------
   Break CDR                             19.793                    15.474                        9.741                     7.83
   Cum Loss              60,311,371.24 (12.03%)     49,965,966.86 (9.97%)       63,473,041.22 (12.66%)   52,543,474.72 (10.48%)
200% PPC
--------
   Break CDR                             22.134                      16.6                       10.947                    8.409
   Cum Loss              52,251,364.84 (10.42%)     41,189,886.53 (8.21%)       53,257,716.38 (10.62%)    41,968,986.67 (8.37%)
                    -----------------------------------------------------     -----------------------------------------------------

12 months lag, Servicer advances on
Triggers On
PPC - Voluntary
Run to Maturity

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